UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On June 30, 2022, ADTRAN, Inc., a Delaware corporation (the “Company”), sent a notice (the “Notice”) to its directors and executive officers informing them that they will be subject to significant restrictions on their ability to trade in the Company’s common stock during an upcoming blackout period applicable to the ADTRAN, Inc. 401(k) Retirement Plan (the “Plan”). The blackout period for the Plan is being implemented in connection with the anticipated closing of the previously announced business combination transaction (the “Business Combination”) pursuant to the business combination agreement, dated as of August 30, 2021 (the “Business Combination Agreement”), by and among the Company, Acorn HoldCo, Inc. (“HoldCo”), Acorn MergeCo, Inc. (“Merger Sub”), and ADVA Optical Networking SE (“ADVA”), under which the Company and ADVA have agreed to combine their businesses through a merger transaction (the “Merger”) and an exchange offer (the “Exchange Offer”), respectively, and become subsidiaries of HoldCo. Pursuant to the Merger that occurs prior to the consummation of the Exchange Offer, each outstanding share of common stock of the Company (“Company common stock”) will be converted into the right to receive one share of common stock of Acorn HoldCo (“HoldCo common stock”). The Business Combination, including the Merger and the Exchange Offer, is described in more detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2021 and in subsequent filings by the Company and HoldCo with the SEC.

To prepare for the closing of the Merger and subsequent share conversion, participants in the Plan have been advised that there will be a blackout period (the “Blackout Period”) under the Plan that is expected to begin as of market close (generally, 4:00 p.m. Eastern time) on the business day immediately preceding the closing of the Merger, which is expected to occur as early as the calendar week beginning Sunday, July 3, 2022. The Blackout Period is expected to end approximately one week after it begins.

During the Blackout Period, any and all transactions into or out of Company common stock will be restricted and participants in the Plan will not be able to direct any transactions into or out of Company common stock in their Plan account or process any transaction requests involving such Company common stock. After the Blackout Period ends, Company common stock in the Plan will have been converted into HoldCo common stock and, at participants’ discretion, they can resume directing transactions into and out of HoldCo common stock.

The Notice informs the directors and executive officers that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the SEC’s Regulation BTR, they will be prohibited from engaging in transactions in Company equity securities acquired in connection with their service to the Company and its subsidiaries during the Blackout Period. A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. Due to the timing of the receipt of the final regulatory approval required for the completion of the Business Combination, the Company has reasonably determined that it is unable to provide 15 days’ advance notice of the Blackout Period to its directors and executive officers and is providing the Notice as soon as reasonably practicable.

Before and during the Blackout Period and for a period of two years after the end date thereof, inquiries concerning the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

ADTRAN, Inc.

901 Explorer Boulevard

Huntsville, AL 35806-2807

Attention: Michael Foliano

(256) 963-8000

mike.foliano@adtran.com

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, generally identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions, which forward-looking statements reflect management’s best judgment based on factors currently known. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) risks and uncertainties related to the Business Combination, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Business

Combination that could reduce anticipated benefits or cause the parties to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the ability to successfully complete the Business Combination; regulatory or other limitations imposed as a result of the Business Combination; the risk that the parties may not be able to satisfy the conditions to closing of the Business Combination in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Business Combination; the risk that the publicity surrounding or consummation of the Business Combination could have adverse effects on the market price of the Company’s common stock or ADVA’s common shares or the ability of the Company and ADVA to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; and other risks to consummation of the proposed Business Combination, and (ii) the other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

99.1	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated June 30, 2022

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2022	ADTRAN, Inc.

	By:	/s/ Michael Foliano
Michael Foliano
Senior Vice President of Finance and
Chief Financial Officer